Income Taxes	6 Months Ended
Jun. 30, 2013
Income Taxes [Abstract]
Income Taxes

NOTE 7 – INCOME TAXES

We continue to provide a valuation allowance against all of our U.S. federal and state deferred tax assets. As a result, we did not record any U.S. federal or state income tax benefit related to our operating losses for the first six months of 2013. We continue to recognize income tax expense related to our foreign operations and interest accrued on our liabilities for uncertain tax positions. In addition, we continue to recognize income tax expense in certain state jurisdictions.

The effective rate for the second quarter and for the first six months of 2013 was affected by the recognition of previously unrecognized tax benefits of $2.5 million due to the settlement of state income tax matters during the periods.